UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2020
GALAXY GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street
Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 939-3254
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

Galaxy Gaming, Inc. (the “Company”) received notice from its independent registered public accounting firm, Piercy Bowler Taylor & Kern (“PBTK”), that the shareholders and professional staff of PBTK joined BDO USA, LLP (“BDO”), effective July 1, 2020.  As a result, on July 24, 2020, the Company received notice that PBTK was resigning as the Company’s independent registered public accounting firm for and with respect to the fiscal year ending December 31, 2020.

On July 27, 2020, the Company engaged BDO as its new independent registered public accounting firm for and with respect to the fiscal year ending December 31, 2020.  The engagement of BDO was approved by the Company’s Audit Committee on July 27, 2020.

PBTK’s reports on the Company’s financial statements as of and for each of the fiscal years ended December 31, 2018 and 2019 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2018 and 2019, and during the subsequent interim period through July 24, 2020, there were (i) no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and PBTK on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PBTK, would have caused PBTK to make reference to the subject matter of the disagreements in connection with its reports for such years and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided to PBTK a copy of this Current Report on From 8-K prior to the Company’s filing of it with the Securities and Exchange Commission (the “SEC”) and requested that PBTK furnish the Company with a letter addressed to the SEC stating whether PBTK agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of the letter from PBTK is filed as Exhibit 16.1 hereto.

During each of the Company’s fiscal years ended December 31, 2018 and 2019, and during the subsequent interim period through July 24, 2020, neither the Company nor anyone acting on its behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either contemplated or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter of concurrence from Piercy Bowler Taylor & Kern dated July 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2020
GALAXY GAMING, INC.

	By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer